UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2 TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 27, 2008

CORNERWORLD CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-128614	98-0434357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12222 Merit Drive Suite 120

Dallas, Texas 75251

(Address of principal executive offices) (zip code)

(469) 828-4277

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported in a Current Report on Form 8-K filed by Cornerworld Corporation (“Cornerworld” or the “Company”) on September 3, 2008, as amended on October 28, 2008 (the “Initial Form 8-K”), Cornerworld entered into a Share Exchange Agreement and Plan of Merger (the “Agreement”) with Enversa Companies LLC, a Texas limited liability company (“Enversa”), Leadstream LLC, a Texas limited liability company (“Leadstream”), and the holders of the membership interests of Leadstream on August 27, 2008. Pursuant to the Agreement, on August 27, 2008, Leadstream merged with and into Enversa, of which Cornerworld is the sole member. Enversa was the surviving company in the merger and, as such, acquired all right, title and interest in and to all real estate and other property of Leadstream and became responsible for all liabilities and obligations of Leadstream and Enversa. In accordance with Instruction 5 of Item 2.01 of Form 8-K and pursuant to Items 9.01(a)(4) and (b)(2) of Form 8-K, Cornerworld hereby amends Items 9.01(a) and (b) of the Initial Form 8-K in order to provide historical financial statements of Leadstream and related pro forma financial information, which financial statements and information were excluded from the Initial Form 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

In accordance with Instruction 5 of Item 2.01 of Form 8-K and pursuant to Items 9.01(a)(4) and (b)(2) of Form 8-K, Cornerworld hereby amends the Initial Form 8-K to include the information required under Item 9.01(a) (Financial Statements of Businesses Acquired) and Item 9.01(b) (Pro Forma Financial Information).

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The independent auditors’ report and financial statements of Leadstream for the fiscal years ended April 30, 2008 and 2007 are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited financial statements of Leadstream for the quarter ended July 31, 2008 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma financial information of Cornerworld and Leadstream for the year ended April 30, 2008 and the quarter ended July 31, 2008 is filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

99.1	Independent Auditors’ report and audited financial statements of Leadstream for the fiscal years ended April 30, 2008 and 2007.

99.2	Unaudited financial statements of Leadstream for the quarter ended July 31, 2008.

99.3	Unaudited pro forma financial information of Cornerworld and Leadstream for the year ended April 30, 2008 and the quarter ended July 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cornerworld Corporation

Dated: November 13, 2008	By:	/s/ Scott Beck Scott Beck Chief Executive Officer